April 19, 2024                                        Exhibit 99.1

Park National Corporation reports financial results
for first quarter 2024

NEWARK, Ohio ‒ Park National Corporation (Park) (NYSE American: PRK) today reported financial results for the first quarter of 2024. Park's board of directors declared a quarterly cash dividend of $1.06 per common share, payable on June 10, 2024, to common shareholders of record as of May 17, 2024.

"Park bankers meet customers when, where and how they wish. In doing so, we remain alert to service opportunities of all types," said Park Chairman and Chief Executive Officer David Trautman. "Our consistent and predictable approach helps build long-lasting relationships that customers tell us they value."

Park’s net income for the first quarter of 2024 was $35.2 million, a 4.4 percent increase from $33.7 million for the first quarter of 2023. First quarter 2024 net income per diluted common share was $2.17, compared to $2.07 for the first quarter of 2023.

Park’s total loans increased 0.7 percent (2.6 percent annualized) during the first quarter of 2024 and increased 6.1% for the 12-month period ended March 31, 2024.

“We prioritize being readily available for customers and prospects, as highlighted by our loan growth over the most recent 12-month period,” said Park President Matthew Miller. “Our bankers find joy in serving others and look for opportunities to make a meaningful impact within each of our communities.”

Headquartered in Newark, Ohio, Park National Corporation has $9.9 billion in total assets (as of March 31, 2024). Park's banking operations are conducted through its subsidiary The Park National Bank. Other Park subsidiaries are Scope Leasing, Inc. (d.b.a. Scope Aircraft Finance), Guardian Financial Services Company (d.b.a. Guardian Finance Company) and SE Property Holdings, LLC.

Complete financial tables are listed below.
Category: Earnings
Media contact: Michelle Hamilton, 740.349.6014, media@parknationalbank.com
Investor contact: Brady Burt, 740.322.6844, investor@parknationalbank.com
Park National Corporation, 50 N. Third Street, Newark, Ohio 43055

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Park cautions that any forward-looking statements contained in this news release or made by management of Park are provided to assist in the understanding of anticipated future financial performance. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties, including those described in Park's Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as updated by our filings with the SEC. Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements.

Risks and uncertainties that could cause actual results to differ materially include, without limitation: (1) Park's ability to execute our business plan successfully and within the expected timeframe; (2) adverse changes in future economic and financial market conditions; (3) adverse changes in real estate values and liquidity in our primary market areas; (4) the financial health of our commercial borrowers; (5) adverse changes in federal, state and local governmental law and policy, including the regulatory landscape, capital markets, elevated government debt, potential changes in tax legislation, government shutdown, infrastructure spending and social programs; (6) changes in consumer spending, borrowing and saving habits; (7) our litigation and regulatory compliance exposure; (8) increased credit risk and higher credit losses resulting from loan concentrations; (9) competitive pressures among financial services organizations; (10) changes in accounting
Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

policies and practices as may be adopted by regulatory agencies; (11) Park's assumptions and estimates used in applying critical accounting policies and modeling which may prove unreliable, inaccurate or not predictive of actual results; (12) Park's ability to anticipate and respond to technological changes and Park's reliance on, and the potential failure of, a number of third-party vendors to perform as expected; (13) failures in or breaches of Park's operational or security systems or infrastructure, or those of our third-party vendors and other service providers; (14) negative impacts on financial markets and the economy of any changes in the credit ratings of the U.S. Treasury obligations and other U.S. government-backed debt, as well as issues surrounding the levels of U.S., European and Asian government debt and concerns regarding the growth rates and financial stability of certain sovereign governments, supranationals and financial institutions in Europe and Asia; (15) effects of a fall in stock market prices on Park's asset and wealth management businesses; (16) continued availability of earnings and excess capital sufficient for the lawful and prudent declaration of dividends; (17) the impact on Park's business, personnel, facilities or systems of losses related to acts of fraud, scams and schemes of third parties; (18) the impact of widespread natural and other disasters, pandemics, dislocations, regional or national protests and civil unrest (including any resulting branch closures or damages), military or terrorist activities or international hostilities on the economy and financial markets generally and on us or our counterparties specifically; (19) the potential further deterioration of the U.S. economy due to financial, political, or other shocks; (20) the effect of healthcare laws in the U.S. and potential changes for such laws that may increase our healthcare and other costs and negatively impact our operations and financial results; (21) the impact of larger or similar-sized financial institutions encountering problems that may adversely affect the banking industry; (22) and other risk factors relating to the financial services industry.

Park does not undertake, and specifically disclaims any obligation, to publicly release the results of any revisions that may be made to update any forward-looking statement to reflect the events or circumstances after the date on which the forward-looking statement was made, or reflect the occurrence of unanticipated events, except to the extent required by law.
Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights
As of or for the three months ended March 31, 2024, December 31, 2023 and March 31, 2023

	2024	2023	2023	Percent change vs.
(in thousands, except common share and per common share data and ratios)	1st QTR	4th QTR	1st QTR	4Q '23	1Q '23
INCOME STATEMENT:
Net interest income	$95,623	$95,074	$92,198	0.6%	3.7%
Provision for credit losses	2,180	1,809	183	20.5%	N.M.
Other income	26,200	15,519	24,387	68.8%	7.4%
Other expense	77,228	79,043	76,503	(2.3)%	0.9%
Income before income taxes	$42,415	$29,741	$39,899	42.6%	6.3%
Income taxes	7,211	5,241	6,166	37.6%	16.9%
Net income	$35,204	$24,500	$33,733	43.7%	4.4%

MARKET DATA:
Earnings per common share - basic (a)	$2.18	$1.52	$2.08	43.4%	4.8%
Earnings per common share - diluted (a)	2.17	1.51	2.07	43.7%	4.8%
Quarterly cash dividend declared per common share	1.06	1.05	1.05	1.0%	1.0%
Book value per common share at period end	71.95	71.06	66.91	1.3%	7.5%
Market price per common share at period end	135.85	132.86	118.57	2.3%	14.6%
Market capitalization at period end	2,199,556	2,141,235	1,917,759	2.7%	14.7%

Weighted average common shares - basic (b)	16,116,842	16,113,215	16,242,353	—%	(0.8)%
Weighted average common shares - diluted (b)	16,191,065	16,216,562	16,324,823	(0.2)%	(0.8)%
Common shares outstanding at period end	16,149,523	16,116,479	16,174,067	0.2%	(0.2)%

PERFORMANCE RATIOS: (annualized)
Return on average assets (a)(b)	1.44%	0.98%	1.36%	46.9%	5.9%
Return on average shareholders' equity (a)(b)	12.23%	8.81%	12.54%	38.8%	(2.5)%
Yield on loans	5.99%	5.84%	5.24%	2.6%	14.3%
Yield on investment securities	3.90%	3.88%	3.60%	0.5%	8.3%
Yield on money market instruments	5.48%	5.30%	4.70%	3.4%	16.6%
Yield on interest earning assets	5.66%	5.48%	4.89%	3.3%	15.7%
Cost of interest bearing deposits	1.94%	1.84%	1.15%	5.4%	68.7%
Cost of borrowings	4.25%	4.42%	3.24%	(3.8)%	31.2%
Cost of paying interest bearing liabilities	2.08%	2.01%	1.29%	3.5%	61.2%
Net interest margin (g)	4.28%	4.17%	4.08%	2.6%	4.9%
Efficiency ratio (g)	63.07%	70.93%	65.10%	(11.1)%	(3.1)%

OTHER DATA (NON-GAAP) AND BALANCE SHEET INFORMATION:
Tangible book value per common share (d)	$61.80	$60.87	$56.69	1.5%	9.0%
Average interest earning assets	9,048,204	9,120,407	9,267,418	(0.8)%	(2.4)%
Pre-tax, pre-provision net income (j)	44,595	31,550	40,082	41.3%	11.3%

Note: Explanations for footnotes (a) - (k) are included at the end of the financial tables in the "Financial Reconciliations" section.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights (continued)
As of or for the three months ended March 31, 2024, December 31, 2023 and March 31, 2023

				Percent change vs.
(in thousands, except ratios)	March 31, 2024	December 31, 2023	March 31, 2023	4Q '23	1Q '23
BALANCE SHEET:
Investment securities	$1,339,747	$1,429,144	$1,800,410	(6.3)%	(25.6)%
Loans	7,525,005	7,476,221	7,093,857	0.7%	6.1%
Allowance for credit losses	85,084	83,745	85,946	1.6%	(1.0)%
Goodwill and other intangible assets	163,927	164,247	165,243	(0.2)%	(0.8)%
Other real estate owned (OREO)	1,674	983	1,468	70.3%	14.0%
Total assets	9,881,077	9,836,453	9,856,981	0.5%	0.2%
Total deposits	8,306,032	8,042,566	8,294,444	3.3%	0.1%
Borrowings	295,130	517,329	360,843	(43.0)%	(18.2)%
Total shareholders' equity	1,161,979	1,145,293	1,082,153	1.5%	7.4%
Tangible equity (d)	998,052	981,046	916,910	1.7%	8.8%
Total nonperforming loans	71,759	61,118	74,365	17.4%	(3.5)%
Total nonperforming assets	73,433	62,101	75,833	18.2%	(3.2)%

ASSET QUALITY RATIOS:
Loans as a % of period end total assets	76.16%	76.01%	71.97%	0.2%	5.8%
Total nonperforming loans as a % of period end loans	0.95%	0.82%	1.05%	15.9%	(9.5)%
Total nonperforming assets as a % of period end loans + OREO + other nonperforming assets	0.98%	0.83%	1.07%	18.1%	(8.4)%
Allowance for credit losses as a % of period end loans	1.13%	1.12%	1.21%	0.9%	(6.6)%
Net loan charge-offs (recoveries)	$841	$2,666	$(1)	(68.5)%	N.M.
Annualized net loan charge-offs (recoveries) as a % of average loans (b)	0.05%	0.14%	—%	(64.3)%	N.M.

CAPITAL & LIQUIDITY:
Total shareholders' equity / Period end total assets	11.76%	11.64%	10.98%	1.0%	7.1%
Tangible equity (d) / Tangible assets (f)	10.27%	10.14%	9.46%	1.3%	8.6%
Average shareholders' equity / Average assets (b)	11.74%	11.16%	10.85%	5.2%	8.2%
Average shareholders' equity / Average loans (b)	15.48%	14.94%	15.37%	3.6%	0.7%
Average loans / Average deposits (b)	91.11%	89.48%	84.04%	1.8%	8.4%

Note: Explanations for footnotes (a) - (k) are included at the end of the financial tables in the "Financial Reconciliations" section.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Statements of Income

	Three Months Ended
	March 31
(in thousands, except share and per share data)	2024	2023

Interest income:
Interest and fees on loans	$111,211	$91,614
Interest on debt securities:
Taxable	11,899	12,979
Tax-exempt	1,410	2,912
Other interest income	2,120	3,396
Total interest income	126,640	110,901

Interest expense:
Interest on deposits:
Demand and savings deposits	19,855	14,212
Time deposits	7,338	1,347
Interest on borrowings	3,824	3,144
Total interest expense	31,017	18,703

Net interest income	95,623	92,198

Provision for credit losses	2,180	183

Net interest income after provision for credit losses	93,443	92,015

Other income	26,200	24,387

Other expense	77,228	76,503

Income before income taxes	42,415	39,899

Income taxes	7,211	6,166

Net income	$35,204	$33,733

Per common share:
Net income - basic	$2.18	$2.08
Net income - diluted	$2.17	$2.07

Weighted average common shares - basic	16,116,842	16,242,353
Weighted average common shares - diluted	16,191,065	16,324,823

Cash dividends declared:
Quarterly dividend	$1.06	$1.05

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Balance Sheets

(in thousands, except share data)	March 31, 2024	December 31, 2023

Assets

Cash and due from banks	$112,117	$160,477
Money market instruments	193,964	57,791
Investment securities	1,339,747	1,429,144
Loans	7,525,005	7,476,221
Allowance for credit losses	(85,084)	(83,745)
Loans, net	7,439,921	7,392,476
Bank premises and equipment, net	73,818	74,211
Goodwill and other intangible assets	163,927	164,247
Other real estate owned	1,674	983
Other assets	555,909	557,124
Total assets	$9,881,077	$9,836,453

Liabilities and Shareholders' Equity

Deposits:
Noninterest bearing	$2,587,152	$2,628,234
Interest bearing	5,718,880	5,414,332
Total deposits	8,306,032	8,042,566
Borrowings	295,130	517,329
Other liabilities	117,936	131,265
Total liabilities	$8,719,098	$8,691,160

Shareholders' Equity:
Preferred shares (200,000 shares authorized; no shares outstanding at March 31, 2024 and December 31, 2023)	$—	$—
Common shares (No par value; 20,000,000 shares authorized; 17,623,104 shares issued at March 31, 2024 and December 31, 2023)	459,532	463,280
Accumulated other comprehensive loss, net of taxes	(66,395)	(66,191)
Retained earnings	921,101	903,877
Treasury shares (1,473,581 shares at March 31, 2024 and 1,506,625 shares at December 31, 2023)	(152,259)	(155,673)
Total shareholders' equity	$1,161,979	$1,145,293
Total liabilities and shareholders' equity	$9,881,077	$9,836,453

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Average Balance Sheets

	Three Months Ended
	March 31,
(in thousands)	2024	2023

Assets

Cash and due from banks	$143,714	$155,582
Money market instruments	155,511	292,948
Investment securities	1,368,527	1,806,679
Loans	7,482,650	7,099,240
Allowance for credit losses	(84,067)	(86,809)
Loans, net	7,398,583	7,012,431
Bank premises and equipment, net	74,919	82,047
Goodwill and other intangible assets	164,137	165,457
Other real estate owned	1,088	1,434
Other assets	556,899	542,302
Total assets	$9,863,378	$10,058,880

Liabilities and Shareholders' Equity

Deposits:
Noninterest bearing	$2,569,030	$2,970,470
Interest bearing	5,644,088	5,476,661
Total deposits	8,213,118	8,447,131
Borrowings	361,703	393,198
Other liabilities	130,373	127,599
Total liabilities	$8,705,194	$8,967,928

Shareholders' Equity:
Preferred shares	$—	$—
Common shares	463,518	462,562
Accumulated other comprehensive loss, net of taxes	(67,343)	(96,240)
Retained earnings	917,645	865,276
Treasury shares	(155,636)	(140,646)
Total shareholders' equity	$1,158,184	$1,090,952
Total liabilities and shareholders' equity	$9,863,378	$10,058,880

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Statements of Income - Linked Quarters

	2024	2023	2023	2023	2023
(in thousands, except per share data)	1st QTR	4th QTR	3rd QTR	2nd QTR	1st QTR

Interest income:
Interest and fees on loans	$111,211	$108,495	$103,258	$96,428	$91,614
Interest on debt securities:
Taxable	11,899	13,055	13,321	13,431	12,979
Tax-exempt	1,410	2,248	2,900	2,906	2,912
Other interest income	2,120	1,408	1,410	1,909	3,396
Total interest income	126,640	125,206	120,889	114,674	110,901

Interest expense:
Interest on deposits:
Demand and savings deposits	19,855	19,467	20,029	18,068	14,212
Time deposits	7,338	6,267	3,097	1,966	1,347
Interest on borrowings	3,824	4,398	3,494	3,068	3,144
Total interest expense	31,017	30,132	26,620	23,102	18,703

Net interest income	95,623	95,074	94,269	91,572	92,198

Provision for (recovery of) credit losses	2,180	1,809	(1,580)	2,492	183

Net interest income after provision for (recovery of ) credit losses	93,443	93,265	95,849	89,080	92,015

Other income	26,200	15,519	27,713	25,015	24,387

Other expense	77,228	79,043	77,808	75,885	76,503

Income before income taxes	42,415	29,741	45,754	38,210	39,899

Income taxes	7,211	5,241	8,837	6,626	6,166

Net income	$35,204	$24,500	$36,917	$31,584	$33,733

Per common share:
Net income - basic	$2.18	$1.52	$2.29	$1.95	$2.08
Net income - diluted	$2.17	$1.51	$2.28	$1.94	$2.07

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Detail of other income and other expense - Linked Quarters

	2024	2023	2023	2023	2023
(in thousands)	1st QTR	4th QTR	3rd QTR	2nd QTR	1st QTR

Other income:
Income from fiduciary activities	$10,024	$8,943	$9,100	$8,816	$8,615
Service charges on deposit accounts	2,106	2,054	2,109	2,041	2,241
Other service income	2,524	2,349	2,615	2,639	2,697
Debit card fee income	6,243	6,583	6,652	6,830	6,457
Bank owned life insurance income	2,629	1,373	1,448	1,332	1,185
ATM fees	496	517	575	553	533
Gain (loss) on the sale of OREO, net	121	—	(6)	12	(9)
Loss on sale of debt securities, net	(398)	(7,875)	—	—	—
(Loss) gain on equity securities, net	(687)	353	998	25	(405)
Other components of net periodic benefit income	2,204	1,893	1,893	1,893	1,893
Miscellaneous	938	(671)	2,329	874	1,180
Total other income	$26,200	$15,519	$27,713	$25,015	$24,387

Other expense:
Salaries	$35,733	$36,192	$34,525	$33,649	$34,871
Employee benefits	11,560	10,088	10,822	10,538	10,816
Occupancy expense	3,181	3,344	3,203	3,214	3,353
Furniture and equipment expense	2,583	2,824	3,060	3,103	3,246
Data processing fees	8,808	9,605	9,700	9,582	8,750
Professional fees and services	6,817	7,015	7,572	7,365	7,221
Marketing	1,741	1,716	1,197	1,239	1,319
Insurance	1,718	1,708	2,158	1,960	1,814
Communication	1,036	993	1,135	1,045	1,037
State tax expense	1,110	1,158	1,125	1,096	1,278
Amortization of intangible assets	320	334	334	328	327
Foundation contributions	—	1,000	—	—	—
Miscellaneous	2,621	3,066	2,977	2,766	2,471
Total other expense	$77,228	$79,043	$77,808	$75,885	$76,503

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Asset Quality Information

		Year ended December 31,
(in thousands, except ratios)	March 31, 2024	2023	2022	2021	2020	2019

Allowance for credit losses:
Allowance for credit losses, beginning of period	$83,745	$85,379	$83,197	$85,675	$56,679	$51,512
Cumulative change in accounting principle; adoption of ASU 2022-02 in 2023 and ASU 2016-13 in 2021	—	383	—	6,090	—	—
Charge-offs	3,240	10,863	9,133	5,093	10,304	11,177
Recoveries	2,399	5,942	6,758	8,441	27,246	10,173
Net charge-offs (recoveries)	841	4,921	2,375	(3,348)	(16,942)	1,004
Provision for (recovery of) credit losses	2,180	2,904	4,557	(11,916)	12,054	6,171
Allowance for credit losses, end of period	$85,084	$83,745	$85,379	$83,197	$85,675	$56,679

General reserve trends:
Allowance for credit losses, end of period	$85,084	$83,745	$85,379	$83,197	$85,675	$56,679
Allowance on accruing purchased credit deteriorated ("PCD") loans (purchased credit impaired ("PCI") loans for years 2020 and prior)	—	—	—	—	167	268
Allowance on purchased loans excluded from collectively evaluated loans (for years 2020 and prior)	N.A.	N.A.	N.A.	N.A.	678	—
Specific reserves on individually evaluated loans	5,032	4,983	3,566	1,616	5,434	5,230
General reserves on collectively evaluated loans	$80,052	$78,762	$81,813	$81,581	$79,396	$51,181

Total loans	$7,525,005	$7,476,221	$7,141,891	$6,871,122	$7,177,785	$6,501,404
Accruing PCD loans (PCI loans for years 2020 and prior)	2,454	2,835	4,653	7,149	11,153	14,331
Purchased loans excluded from collectively evaluated loans (for years 2020 and prior)	N.A.	N.A.	N.A.	N.A.	360,056	548,436
Individually evaluated loans (k)	54,742	45,215	78,341	74,502	108,407	77,459
Collectively evaluated loans	$7,467,809	$7,428,171	$7,058,897	$6,789,471	$6,698,169	$5,861,178

Asset Quality Ratios:
Net charge-offs (recoveries) as a % of average loans	0.05%	0.07%	0.03%	(0.05)%	(0.24)%	0.02%
Allowance for credit losses as a % of period end loans	1.13%	1.12%	1.20%	1.21%	1.19%	0.87%
General reserve as a % of collectively evaluated loans	1.07%	1.06%	1.16%	1.20%	1.19%	0.87%

Nonperforming assets:
Nonaccrual loans	$70,189	$60,259	$79,696	$72,722	$117,368	$90,080
Accruing troubled debt restructurings (for years 2022 and prior) (k)	N.A.	N.A.	20,134	28,323	20,788	21,215
Loans past due 90 days or more	1,570	859	1,281	1,607	1,458	2,658
Total nonperforming loans	$71,759	$61,118	$101,111	$102,652	$139,614	$113,953
Other real estate owned	1,674	983	1,354	775	1,431	4,029
Other nonperforming assets	—	—	—	2,750	3,164	3,599
Total nonperforming assets	$73,433	$62,101	$102,465	$106,177	$144,209	$121,581
Percentage of nonaccrual loans to period end loans	0.93%	0.81%	1.12%	1.06%	1.64%	1.39%
Percentage of nonperforming loans to period end loans	0.95%	0.82%	1.42%	1.49%	1.95%	1.75%
Percentage of nonperforming assets to period end loans	0.98%	0.83%	1.43%	1.55%	2.01%	1.87%
Percentage of nonperforming assets to period end total assets	0.74%	0.63%	1.04%	1.11%	1.55%	1.42%

Note: Explanations for footnotes (a) - (k) are included at the end of the financial tables in the "Financial Reconciliations" section.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Asset Quality Information (continued)

		Year ended December 31,
(in thousands, except ratios)	March 31, 2024	2023	2022	2021	2020	2019

New nonaccrual loan information:
Nonaccrual loans, beginning of period	$60,259	$79,696	$72,722	$117,368	$90,080	$67,954
New nonaccrual loans	19,012	48,280	64,918	38,478	103,386	81,009
Resolved nonaccrual loans	9,082	67,717	57,944	83,124	76,098	58,883
Nonaccrual loans, end of period	$70,189	$60,259	$79,696	$72,722	$117,368	$90,080

Individually evaluated commercial loan portfolio information (period end): (k)
Unpaid principal balance	$57,053	$47,564	$80,116	$75,126	$109,062	$78,178
Prior charge-offs	2,311	2,349	1,775	624	655	719
Remaining principal balance	54,742	45,215	78,341	74,502	108,407	77,459
Specific reserves	5,032	4,983	3,566	1,616	5,434	5,230
Book value, after specific reserves	$49,710	$40,232	$74,775	$72,886	$102,973	$72,229

Note: Explanations for footnotes (a) - (k) are included at the end of the financial tables in the "Financial Reconciliations" section.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Reconciliations
NON-GAAP RECONCILIATIONS
	THREE MONTHS ENDED
(in thousands, except share and per share data)	March 31, 2024	December 31, 2023	March 31, 2023
Net interest income	$95,623	$95,074	$92,198
less purchase accounting accretion related to NewDominion and Carolina Alliance acquisitions	352	124	200
less interest income on former Vision Bank relationships	2	35	574
Net interest income - adjusted	$95,269	$94,915	$91,424

Provision for credit losses	$2,180	$1,809	$183
less recoveries on former Vision Bank relationships	(953)	—	(723)
Provision for credit losses - adjusted	$3,133	$1,809	$906

Other income	$26,200	$15,519	$24,387
less loss on sale of debt securities, net	(398)	(7,875)	—
less write-downs on strategic initiatives	(155)	(1,038)	—
less Vision related gain on the sale of OREO, net	121	—	—
less Vision related OREO valuation markup	—	46	—
less other service income related to former Vision Bank relationships	7	40	135
Other income - adjusted	$26,625	$24,346	$24,252

Other expense	$77,228	$79,043	$76,503
less Foundation contribution	—	1,000	—
less core deposit intangible amortization related to NewDominion and Carolina Alliance acquisitions	320	334	327
less direct expenses related to collection of payments on former Vision Bank loan relationships	—	—	100
Other expense - adjusted	$76,908	$77,709	$76,076

Tax effect of adjustments to net income identified above (i)	$(118)	$2,100	$(253)

Net income - reported	$35,204	$24,500	$33,733
Net income - adjusted (h)	$34,760	$32,402	$32,781

Diluted earnings per common share	$2.17	$1.51	$2.07
Diluted earnings per common share, adjusted (h)	$2.15	$2.00	$2.01

Annualized return on average assets (a)(b)	1.44%	0.98%	1.36%
Annualized return on average assets, adjusted (a)(b)(h)	1.42%	1.30%	1.32%

Annualized return on average tangible assets (a)(b)(e)	1.46%	1.00%	1.38%
Annualized return on average tangible assets, adjusted (a)(b)(e)(h)	1.44%	1.32%	1.34%

Annualized return on average shareholders' equity (a)(b)	12.23%	8.81%	12.54%
Annualized return on average shareholders' equity, adjusted (a)(b)(h)	12.07%	11.65%	12.19%

Annualized return on average tangible equity (a)(b)(c)	14.24%	10.35%	14.78%
Annualized return on average tangible equity, adjusted (a)(b)(c)(h)	14.06%	13.69%	14.36%

Efficiency ratio (g)	63.07%	70.93%	65.10%
Efficiency ratio, adjusted (g)(h)	62.78%	64.70%	65.24%

Annualized net interest margin (g)	4.28%	4.17%	4.08%
Annualized net interest margin, adjusted (g)(h)	4.26%	4.17%	4.04%
Note: Explanations for footnotes (a) - (k) are included at the end of the financial tables in the "Financial Reconciliations" section.
Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Reconciliations (continued)

(a) Reported measure uses net income
(b) Averages are for the three months ended March 31, 2024, December 31, 2023, and March 31, 2023, as appropriate
(c) Net income for each period divided by average tangible equity during the period. Average tangible equity equals average shareholders' equity during the applicable period less average goodwill and other intangible assets during the applicable period.

RECONCILIATION OF AVERAGE SHAREHOLDERS' EQUITY TO AVERAGE TANGIBLE EQUITY:
	THREE MONTHS ENDED
	March 31, 2024	December 31, 2023	March 31, 2023
AVERAGE SHAREHOLDERS' EQUITY	$1,158,184	$1,103,726	$1,090,952
Less: Average goodwill and other intangible assets	164,137	164,466	165,457
AVERAGE TANGIBLE EQUITY	$994,047	$939,260	$925,495

(d) Tangible equity divided by common shares outstanding at period end. Tangible equity equals total shareholders' equity less goodwill and other intangible assets, in each case at the end of the period.

RECONCILIATION OF TOTAL SHAREHOLDERS' EQUITY TO TANGIBLE EQUITY:
	March 31, 2024	December 31, 2023	March 31, 2023
TOTAL SHAREHOLDERS' EQUITY	$1,161,979	$1,145,293	$1,082,153
Less: Goodwill and other intangible assets	163,927	164,247	165,243
TANGIBLE EQUITY	$998,052	$981,046	$916,910

(e) Net income for each period divided by average tangible assets during the period. Average tangible assets equal average assets less average goodwill and other intangible assets, in each case during the applicable period.

RECONCILIATION OF AVERAGE ASSETS TO AVERAGE TANGIBLE ASSETS
	THREE MONTHS ENDED
	March 31, 2024	December 31, 2023	March 31, 2023
AVERAGE ASSETS	$9,863,378	$9,890,188	$10,058,880
Less: Average goodwill and other intangible assets	164,137	164,466	165,457
AVERAGE TANGIBLE ASSETS	$9,699,241	$9,725,722	$9,893,423

(f) Tangible equity divided by tangible assets. Tangible assets equal total assets less goodwill and other intangible assets, in each case at the end of the period.

RECONCILIATION OF TOTAL ASSETS TO TANGIBLE ASSETS:
	March 31, 2024	December 31, 2023	March 31, 2023
TOTAL ASSETS	$9,881,077	$9,836,453	$9,856,981
Less: Goodwill and other intangible assets	163,927	164,247	165,243
TANGIBLE ASSETS	$9,717,150	$9,672,206	$9,691,738

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Reconciliations (continued)

(g) Efficiency ratio is calculated by dividing total other expense by the sum of fully taxable equivalent net interest income and other income. Fully taxable equivalent net interest income reconciliation is shown assuming a 21% corporate federal income tax rate. Additionally, net interest margin is calculated on a fully taxable equivalent basis by dividing fully taxable equivalent net interest income by average interest earning assets, in each case during the applicable period.

RECONCILIATION OF FULLY TAXABLE EQUIVALENT NET INTEREST INCOME TO NET INTEREST INCOME
	THREE MONTHS ENDED
	March 31, 2024	December 31, 2023	March 31, 2023
Interest income	$126,640	$125,206	$110,901
Fully taxable equivalent adjustment	616	838	926
Fully taxable equivalent interest income	$127,256	$126,044	$111,827
Interest expense	31,017	30,132	18,703
Fully taxable equivalent net interest income	$96,239	$95,912	$93,124

(h) Adjustments to net income for each period presented are detailed in the non-GAAP reconciliations of net interest income, provision for credit losses, other income, other expense and tax effect of adjustments to net income.
(i) The tax effect of adjustments to net income was calculated assuming a 21% corporate federal income tax rate.
(j) Pre-tax, pre-provision ("PTPP") net income is calculated as net income, plus income taxes, plus the provision for credit losses, in each case during the applicable period. PTPP net income is a common industry metric utilized in capital analysis and review. PTPP is used to assess the operating performance of Park while excluding the impact of the provision for credit losses.

RECONCILIATION OF PRE-TAX, PRE-PROVISION NET INCOME
	THREE MONTHS ENDED
	March 31, 2024	December 31, 2023	March 31, 2023
Net income	$35,204	$24,500	$33,733
Plus: Income taxes	7,211	5,241	6,166
Plus: Provision for credit losses	2,180	1,809	183
Pre-tax, pre-provision net income	$44,595	$31,550	$40,082

(k) Effective January 1, 2023, Park adopted Accounting Standards Update ("ASU") 2022-02. Among other things, this ASU eliminated the concept of troubled debt restructurings ("TDRs"). As a result of the adoption of this ASU and elimination of the concept of TDRs, total nonperforming loans ("NPLs") and total nonperforming assets ("NPAs") each decreased by $20.1 million effective January 1, 2023. Additionally, as a result of the adoption of this ASU, individually evaluated loans decreased by $11.5 million effective January 1, 2023.
Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com